Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 23, 2024	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Second Quarter 2024 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2024. The Company reported net income of $12.69 million, or $0.71 per diluted common share, for the quarter ended June 30, 2024.  Net income for the six months ended June 30, 2024, was $25.53 million or $1.42 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of thirty-one cents, $0.31 per common share. The quarterly dividend is payable to common shareholders of record on August 9, 2024, and is expected to be paid on or about August 23, 2024. This marks the 39th consecutive year of regular dividends to common shareholders.

Second Quarter 2024  Highlights

Income Statement

o

Net income of $12.69 million for the second quarter of 2024, was an increase of $2.87 million, or 29.26%, from the same quarter of 2023.  Net income of $25.53 million for the first six months of 2024, was an increase of $3.94 million, or 18.22%, from the same period of 2023.

o	The provision for credit losses decreased $3.96 million, or 96.49%, from the same quarter of 2023. The second quarter of 2023 included $1.61 million of Day 2 provision associated with the Surrey Bancorp acquisition. The majority of the difference is due to a much smaller required credit loss provision as the loan portfolio has experienced a decline of $147.81 million from the same period of 2023. In addition, there was a recovery of provision for the allowance for unfunded commitments of $305 thousand for the current quarter; there was no provision for the same period of 2023.
o	Net interest income decreased $950 thousand compared to the same quarter in 2023, primarily due to increases in rates paid on interest-bearing deposits.
o	Net interest margin of 4.51% was an increase of 3 basis points over the same quarter of 2023. The yield on earning assets increased 45 basis points from the same period of 2023 and is attributable to an increase in interest income resulting from an increase in yield and an increase in average balance. There was an increase in yield for both loans and securities available for sale. The average balance for interest-bearing deposits with banks increased $147.11 million over the same period of 2023. The yield on interest-bearing liabilities increased 67 basis points when compared with the same period of 2023 and is primarily attributable to increased rates on interest-bearing deposit liabilities.
o	Noninterest income increased approximately $557 thousand, or 6.34%, when compared to the same quarter of 2023. Noninterest expense increased $226 thousand, or 0.92%. Noninterest expense for the quarter ending June 30, 2024, included a non-recurring charge of $1.80 million to settle a putative class action lawsuit. Noninterest expense for the same period of 2023 included non-recurring expense of $2.01 million in merger charges related to the Surrey Bancorp acquisition.
o

Annualized return on average assets ("ROA") was 1.58% for the second quarter and 1.59% for the first six months of 2024 compared to 1.18% and 1.36% for the same periods, respectively, of 2023. Annualized return on average common equity ("ROE") was 10.02% for the second quarter and 10.10% for the first six months of 2024 compared to 8.04% and 9.48% for the same periods, respectively, of 2023.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.23 billion at June 30, 2024.
o	Securities available for sale decreased $151.28 million, or 53.84%, from December 31, 2023. The decrease is primarily attributable to the maturity of $141.50 million in U.S. Treasury Notes during the first six months of 2024. Loans decreased $99.03 million, or 3.85%. Deposits decreased $45.05 million, or 1.65%. The net effect of these balance sheet changes resulted in an increase in cash and cash equivalents of $213.46 million, or 183.35%.
o

The Company repurchased 155,044 common shares during the second quarter of 2024 at a total cost of $5.28 million.  The Company repurchased 244,440 common shares during the first six months of 2024 at a total cost of $8.25 million.

o

Non-performing loans to total loans increased to 0.80% when compared with the same quarter of 2023.  The Company experienced net charge-offs for the second quarter of 2024 of $1.03 million, or 0.16% of annualized average loans, compared to net charge-offs of $728 thousand, or 0.11%, of annualized average loans for the same period in 2023.

o	The allowance for credit losses to total loans was 1.41% at June 30, 2024, compared to 1.41% at December 31, 2023, and 1.38% for June 30, 2023.
o	Book value per share at June 30, 2024, was $ 27.85, an increase of $0.65 from year-end 2023.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2024. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.58 billion in combined assets as of June 30, 2024. The Company reported consolidated assets of $3.23 billion as of June 30, 2024. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2024	2024	2023	2023	2023	2024	2023
Interest income
Interest and fees on loans	$32,696	$33,418	$33,676	$33,496	$31,927	$66,114	$59,555
Interest on securities	1,211	1,698	1,888	1,912	2,057	2,909	4,156
Interest on deposits in banks	2,882	913	438	697	885	3,795	1,347
Total interest income	36,789	36,029	36,002	36,105	34,869	72,818	65,058
Interest expense
Interest on deposits	4,877	4,365	3,935	2,758	1,930	9,242	2,648
Interest on borrowings	-	35	4	-	77	35	136
Total interest expense	4,877	4,400	3,939	2,758	2,007	9,277	2,784
Net interest income	31,912	31,629	32,063	33,347	32,862	63,541	62,274
Provision for credit losses	144	1,011	1,029	1,109	4,105	1,155	5,847
Net interest income after provision	31,768	30,618	31,034	32,238	28,757	62,386	56,427
Noninterest income	9,342	9,259	10,462	9,622	8,785	18,601	17,368
Noninterest expense	24,897	23,386	26,780	22,913	24,671	48,283	45,484
Income before income taxes	16,213	16,491	14,716	18,947	12,871	32,704	28,311
Income tax expense	3,527	3,646	2,932	4,307	3,057	7,173	6,715
Net income	$12,686	$12,845	$11,784	$14,640	$9,814	$25,531	$21,596

Earnings per common share
Basic	$0.69	$0.70	$0.64	$0.78	$0.53	$1.39	$1.25
Diluted	$0.71	$0.71	$0.66	$0.79	$0.55	$1.42	$1.26
Cash dividends per common share
Regular	0.29	0.29	0.29	0.29	0.29	0.58	0.58
Weighted average shares outstanding
Basic	18,343,958	18,476,128	18,530,114	18,786,032	18,407,078	18,410,043	17,323,706
Diluted	18,409,876	18,545,910	18,575,226	18,831,836	18,431,598	18,475,110	17,363,478
Performance ratios
Return on average assets	1.58%	1.60%	1.43%	1.74%	1.18%	1.59%	1.36%
Return on average common equity	10.02%	10.18%	9.39%	11.63%	8.04%	10.10%	9.48%
Return on average tangible common equity(1)	14.54%	14.82%	13.82%	17.11%	11.65%	14.68%	13.76%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2024	2024	2023	2023	2023	2024	2023
Noninterest income
Wealth management	$1,064	$1,099	$1,052	$1,145	$965	$2,163	$1,982
Service charges on deposits	3,428	3,310	3,637	3,729	3,471	6,738	6,630
Other service charges and fees	3,670	3,450	3,541	3,564	3,460	7,120	6,542
(Loss) gain on sale of securities	-	-	-	-	(28)	-	(21)
Other operating income	1,180	1,400	2,232	1,184	917	2,580	2,235
Total noninterest income	$9,342	$9,259	$10,462	$9,622	$8,785	$18,601	$17,368
Noninterest expense
Salaries and employee benefits	$12,491	$12,581	$12,933	$12,673	$12,686	$25,072	$24,281
Occupancy expense	1,309	1,378	1,252	1,271	1,276	2,687	2,444
Furniture and equipment expense	1,687	1,545	1,489	1,480	1,508	3,232	2,909
Service fees	2,427	2,449	2,255	2,350	2,284	4,876	4,303
Advertising and public relations	933	796	843	968	846	1,729	1,489
Professional fees	330	372	787	172	281	702	608
Amortization of intangibles	530	530	536	536	425	1,060	659
FDIC premiums and assessments	364	369	376	392	423	733	743
Merger expense	-	-	-	-	2,014	-	2,393
Litigation expense	1,800	-	3,000	-	-	1,800	-
Other operating expense	3,026	3,366	3,309	3,071	2,928	6,392	5,655
Total noninterest expense	$24,897	$23,386	$26,780	$22,913	$24,671	$48,283	$45,484

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except per share data)	2024	2024	2023	2023	2023	2024	2023
Adjusted Net Income for diluted earnings per share	$13,125	$13,085	$12,314	$14,855	$10,149	$26,210	$21,951
Non-GAAP adjustments:
Loss (gain) on sale of securities	-	-	-	-	28	-	21
Merger expense	-	-	-	-	2,014	-	2,393
Day 2 provision for allowance for credit losses - Surrey	-	-	-	-	1,614	-	1,614
Litigation expense	1,800	-	3,000	-	-	1,800	-
Other items(1)	-	-	-	(204)	-	-	-
Total adjustments	1,800	-	3,000	(204)	3,656	1,800	4,028
Tax effect	432	-	720	(49)	522	432	532
Adjusted earnings, non-GAAP	$14,493	$13,085	$14,594	$14,700	$13,283	$27,578	$25,447

Adjusted diluted earnings per common share, non-GAAP	$0.79	$0.71	$0.79	$0.78	$0.72	$1.49	$1.47
Performance ratios, non-GAAP
Adjusted return on average assets	1.81%	1.63%	1.77%	1.75%	1.60%	1.72%	1.60%
Adjusted return on average common equity	11.45%	10.37%	11.63%	11.68%	10.88%	10.91%	11.17%
Adjusted return on average tangible common equity (2)	16.61%	15.10%	17.11%	17.18%	15.77%	15.86%	16.21%

(1)	Includes other non-recurring income and expense items.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,499,212	$32,777	5.27%	$2,570,477	$31,997	4.99%
Securities available for sale	144,755	1,242	3.45%	318,263	2,099	2.65%
Interest-bearing deposits	210,432	2,883	5.51%	63,322	885	5.61%
Total earning assets	2,854,399	36,902	5.20%	2,952,062	34,981	4.75%
Other assets	373,029			382,162
Total assets	$3,227,428			$3,334,224

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$664,707	$174	0.10%	$712,943	$34	0.02%
Savings deposits	874,420	3,582	1.65%	861,315	1,306	0.61%
Time deposits	246,291	1,121	1.83%	282,229	590	0.84%
Total interest-bearing deposits	1,785,418	4,877	1.10%	1,856,487	1,930	0.42%
Borrowings
Federal funds purchased	-	-	-	5,927	76	5.14%
Retail repurchase agreements	1,002	-	0.04%	1,693	1	0.06%
Total borrowings	1,002	-	0.04%	7,620	77	3.94%
Total interest-bearing liabilities	1,786,420	4,877	1.10%	1,864,107	2,007	0.43%
Noninterest-bearing demand deposits	884,681			939,902
Other liabilities	47,123			40,705
Total liabilities	2,718,224			2,844,714
Stockholders' equity	509,204			489,510
Total liabilities and stockholders' equity	$3,227,428			$3,334,224
Net interest income, FTE(1)		$32,025			$32,974
Net interest rate spread			4.10%			4.32%
Net interest margin, FTE(1)			4.51%			4.48%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $661 thousand and $884 thousand for the three months ended June 30, 2024 and 2023, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2024			2023
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,524,159	$66,278	5.28%	$2,482,606	$59,695	4.85%
Securities available for sale	191,882	2,974	3.12%	317,503	4,239	2.69%
Interest-bearing deposits	138,458	3,798	5.52%	52,219	1,350	5.21%
Total earning assets	2,854,499	73,050	5.15%	2,852,328	65,284	4.62%
Other assets	373,322			352,643
Total assets	$3,227,821			$3,204,971

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$665,291	$336	0.10%	$689,823	$60	0.02%
Savings deposits	870,252	6,995	1.62%	844,459	1,790	0.43%
Time deposits	248,133	1,911	1.55%	276,752	798	0.58%
Total interest-bearing deposits	1,783,676	9,242	1.04%	1,811,034	2,648	0.29%
Borrowings
Federal funds purchased	1,264	35	5.52%	5,326	135	5.11%
Retail repurchase agreements	1,065	-	0.05%	1,889	1	0.06%
Total borrowings	2,329	35	3.02%	7,215	136	3.80%
Total interest-bearing liabilities	1,786,005	9,277	1.04%	1,818,249	2,784	0.31%
Noninterest-bearing demand deposits	885,813			889,253
Other liabilities	47,710			38,204
Total liabilities	2,719,528			2,745,706
Stockholders' equity	508,293			459,265
Total liabilities and stockholders' equity	$3,227,821			$3,204,971
Net interest income, FTE(1)		$63,773			$62,500
Net interest rate spread			4.11%			4.31%
Net interest margin, FTE(1)			4.49%			4.42%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.44 million and $1.08 million for the six months ended June 30, 2024 and 2023, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2024	2024	2023	2023	2023
Assets
Cash and cash equivalents	$329,877	$248,905	$116,420	$113,397	$152,660
Debt securities available for sale, at fair value	129,686	166,247	280,961	275,332	314,373
Loans held for investment, net of unearned income	2,473,268	2,519,833	2,572,298	2,593,472	2,621,073
Allowance for credit losses	(34,885)	(35,461)	(36,189)	(36,031)	(36,177)
Loans held for investment, net	2,438,383	2,484,372	2,536,109	2,557,441	2,584,896
Premises and equipment, net	50,528	51,333	50,680	51,205	53,546
Other real estate owned	100	374	192	243	339
Interest receivable	9,984	10,719	10,881	10,428	10,185
Goodwill	143,946	143,946	143,946	143,946	143,946
Other intangible assets	14,085	14,615	15,145	15,681	16,217
Other assets	116,230	115,470	114,211	116,552	115,275
Total assets	$3,232,819	$3,235,981	$3,268,545	$3,284,225	$3,391,437

Liabilities
Deposits
Noninterest-bearing	$889,462	$902,396	$931,920	$944,301	$974,995
Interest-bearing	1,787,810	1,779,819	1,790,405	1,801,835	1,877,683
Total deposits	2,677,272	2,682,215	2,722,325	2,746,136	2,852,678
Securities sold under agreements to repurchase	894	1,006	1,119	1,029	1,348
Interest, taxes, and other liabilities	45,769	45,816	41,807	41,393	38,691
Total liabilities	2,723,935	2,729,037	2,765,251	2,788,558	2,892,717

Stockholders' equity
Common stock	18,270	18,413	18,502	18,671	18,969
Additional paid-in capital	168,272	173,041	175,841	180,951	189,917
Retained earnings	334,756	327,389	319,902	313,489	304,295
Accumulated other comprehensive loss	(12,414)	(11,899)	(10,951)	(17,444)	(14,461)
Total stockholders' equity	508,884	506,944	503,294	495,667	498,720
Total liabilities and stockholders' equity	$3,232,819	$3,235,981	$3,268,545	$3,284,225	$3,391,437

Shares outstanding at period-end	18,270,273	18,413,088	18,502,396	18,671,470	18,969,281
Book value per common share	$27.85	$27.53	$27.20	$26.55	$26.29
Tangible book value per common share(1)	19.20	18.92	18.60	18.00	17.85

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2024	2024	2023	2023	2023
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$35,461	$36,189	$36,031	$36,177	$30,789
Allowance for credit losses - loan commitments	746	746	758	964	964
Total allowance for credit losses beginning of period	36,207	36,935	36,789	37,141	31,753
Adjustments to beginning balance:
Allowance for credit losses - loans - Surrey acquisition for purchased credit deteriorated loans	-	-	-	-	2,011
Allowance for credit losses - loan commitments	-	-	-	-	-
Net Adjustments	-	-	-	-	2,011
Provision for credit losses:
Provision for credit losses - loans	449	1,011	1,041	1,315	4,105
(Recovery of) provision for credit losses - loan commitments	(305)	-	(12)	(206)	-
Total provision for credit losses - loans and loan commitments	144	1,011	1,029	1,109	4,105
Charge-offs	(1,599)	(2,448)	(2,105)	(2,157)	(1,993)
Recoveries	574	709	1,222	696	1,265
Net (charge-offs) recoveries	(1,025)	(1,739)	(883)	(1,461)	(728)
Balance at end of period:
Allowance for credit losses - loans	34,885	35,461	36,189	36,031	36,177
Allowance for credit losses - loan commitments	441	746	746	758	964
Ending balance	$35,326	$36,207	$36,935	$36,789	$37,141

Nonperforming Assets
Nonaccrual loans	$19,815	$19,617	$19,356	$18,366	$18,628
Accruing loans past due 90 days or more	19	30	104	59	-
Modified loans past due 90 days or more	-	-	-	-	-
Total nonperforming loans	19,834	19,647	19,460	18,425	18,628
OREO	100	374	192	243	339
Total nonperforming assets	$19,934	$20,021	$19,652	$18,668	$18,967

Additional Information
Total modified loans	$2,290	$2,177	$1,873	$1,674	$642

Asset Quality Ratios
Nonperforming loans to total loans	0.80%	0.78%	0.76%	0.71%	0.71%
Nonperforming assets to total assets	0.62%	0.62%	0.60%	0.57%	0.56%
Allowance for credit losses to nonperforming loans	175.88%	180.49%	185.97%	195.55%	194.21%
Allowance for credit losses to total loans	1.41%	1.41%	1.41%	1.39%	1.38%
Annualized net charge-offs (recoveries) to average loans	0.16%	0.27%	0.14%	0.22%	0.11%